UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2007

FLOTEK INDUSTRIES, INC.

Delaware (State or Other Jurisdiction of Incorporation)

001-13270 (Commission File Number)

90-0023731 (IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas (Address of Principal Executive Offices)

77040 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On January 9, 2007, Flotek Industries, Inc. (the “Company”) presented estimated financial data for the years ending December 31, 2006 and December 31, 2007, as well as certain other financial and operating information, at the Pritchard Investor Conference. This estimated financial data related to revenues, EBITDA (defined below) and fully diluted earnings per share. The presentation can be viewed on the Company’s website, www.flotekind.com, and includes the following:

1. For fiscal year ended December 31, 2006, management has increased its estimate of (1) revenues to $100.0 million and (2) EBITDA to $21.2 million. Fully diluted earnings per share was presented at $1.20 which remains in the estimated range of $1.20 to $1.30 as presented at the EnerCom Fourth Oil Service Conference in February 2006 and included in the Current Report on Form 8-K filed with the SEC on February 21, 2006.

2. For fiscal year ended December 31, 2007 management provided estimates for (1) revenues of $160.0 million, (2) EBITDA of $41.5 million and (3) fully diluted earnings per share of $2.00.

Flotek has used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this presentation. We have used this because we believe that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow of Flotek, prior to any debt service requirements. A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. EBITDA should not be considered an alternative to net income, as defined by GAAP.

This estimated financial data constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those in the forward-looking statements for various reasons, including, but not limited to, the effect of competition, the level of petroleum industry exploration and production expenditures, world economic and political conditions, prices of and the demand for crude oil and natural gas, weather, the legislative environment in the United States of America and other countries, adverse changes in the capital and equity markets, and other risk factors including those identified in the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2005.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007 /s/ Lisa G. Meier Lisa G. Meier Chief Financial Officer & Vice President